Investor Presentation January 2021 Exhibit 99.2

Safe Harbor Page 2 This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. Any statements about our plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are identified by words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trends,” “objectives,” “continues” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates and other important factors that could cause actual results to differ materially from any results, performance or events expressed or implied by such forward-looking statements. The following factors, among others, may cause actual results to differ materially from current expectations in the forward-looking statements, including those set forth in this presentation: new, or changes in, governmental regulations; more stringent capital requirements, to the extent they may become applicable to us; heightened regulatory requirements resulting from our total assets exceeding $10 billion; changes in accounting standards; any failure to comply with fair lending and other laws and regulations; lending risks and risks associated with loan sector concentrations; a decline in economic conditions that could reduce demand for our products and services; loan credit losses exceeding estimates; the soundness of other financial institutions; declining oil and gas prices, and declining demand for coal; the availability of financing sources for working capital and other needs; a loss of deposits or a change in product mix that increases the Company’s funding costs; changes in interest rates; changes to United States trade policies, including the imposition of tariffs and retaliatory tariffs; competition from new or existing competitors; variable interest rates tied to the London Interbank Offered Rate (LIBOR) that may no longer be available, or may become unreliable, to us; cyber-security risks, including “denial-of-service attacks,” “hacking,” and “identity theft” that could result in the disclosure of confidential information; privacy, information security and data protection rules and regulations that affect or limit how we collect and use personal information; the potential impairment of our goodwill; our reliance on other companies that provide key components of our business infrastructure; events that may tarnish our reputation; the loss of the services of our management team and directors; our ability to attract and retain qualified employees to operate our business; costs associated with repossessed properties, including environmental remediation; the effectiveness of our systems of internal operating controls; our ability to implement new technology-driven products and services or be successful in marketing these products and services to our clients; our ability to execute on our intended expansion plans; difficulties we may face in combining the operations of acquired entities or assets with our own operations or assessing the effectiveness of businesses in which we make strategic investments or with which we enter into strategic contractual relationships; our status as a “controlled company” under NASDAQ Marketplace Rules; the volatility in the price and trading volume or our Class A common stock; “anti-takeover” provisions and the regulations, which may make it more difficult for a third party to acquire control of us even in circumstances that could be deemed beneficial to stockholders; changes in our dividend policy or our ability to pay dividends; our Class A common stock not being an insured deposit; the holders of the Class B common stock having voting control of the Company and the ability to determine virtually all matters submitted to stockholders, including potential change in control transactions; the potential dilutive effect of future equity issuances; the subordination of our Class A common stock to our existing and future indebtedness; the COVID-19 pandemic and the U.S. government’s response to the pandemic; and the effect of global conditions, earthquakes, tsunamis, floods, fires, and other natural catastrophic events. These factors are not necessarily all of the factors that could cause our actual results, performance or achievements to differ materially from those expressed in or implied by any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above and included in our periodic reports filed with the Securities and Exchange Commission under the caption “Risk Factors.” Interested parties are urged to read in their entirety such risk factors prior to making any investment decision with respect to the Company. Forward-looking statements speak only as of the date they are made and we do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

FIBK Overview

Overview	
Headquarters	Billings, MT
Kroll Rating (Subordinated Notes)	BBB
Total Assets	$17.7 Billion
Trust Assets Under Management	$5.2 Billion
Total Deposits	$14.2 Billion

Description

- Headquartered in Billings, MT and focused on regional community banking in Idaho, Montana, Oregon, South Dakota, Washington, and Wyoming:
  - Over 150 banking offices
  - 238 ATMs, plus 24,000 MoneyPass ATMs
- Offering a full suite of products:
  - Commercial Banking
  - Credit Card Products
  - Indirect Lending
  - Mortgage
  - Retail and Small Business
  - SBA Lending
  - Treasury Management
  - Wealth Management
- Guided by four strategic pillars:
  - Our People, Our Priority
  - Relentless Client Focus
  - Future-Ready, Today
  - Financial Vitality

Asset Mix



Company Owned Life Insurance 1.7%
Premises & Equipment 1.8%
Other Assets 1.3%
Mortgage Loans HFS 0.4%
OREO 0.0%
Mortgage Servicing Rights 0.1%
Goodwill & Intangible Assets 4.0%
Cash 12.9%
Net Loans 54.8%
Investment Securities 23.0%

Liability Mix



Long-Term Debt 0.7%
TruPS 0.6%
Other 1.1%
REPOs 7.0%
Deposits 90.6%

Q4 2020 Revenue Breakdown



Non-Interest Income 20.9%
Net Interest Income 79.1%

As of December 31, 2020

Page 3

Investment Highlights • Pandemic response: Our people, our clients and our communities • Experienced leadership team • Strong financial performance • Diversified client base tempers economic volatility • Strong core deposit funding • Conservative credit strategy, limiting exposure to large losses • Stable sources of non-interest income Page 4

Pandemic Response – Our People • Continue with regular monitoring of state and local outbreaks and health-related orders • Continue to pay employees impacted by COVID-19 related issues (personal or family illness, etc.) • Continue with modified cleaning schedules, provided masks, hand sanitizers and gloves, delivered training and awareness on illness prevention • Continue personal and business travel restrictions, and on-site vendor and visitor restrictions • Physical space modifications with social distancing markers, de-densified common areas, marked traffic flow modifications, plexiglass screens for where employee-to-employer or employee-to-client contact is highest • Implemented temperature screening at sites with higher populations, or when required by local health authorities • Continuation of From-Home environment • Continue to prioritize contactless banking options for our clients • Monitor and adjust operational hours and access as needed to reduce risk to our workforce, clients, and communities Page 5

Pandemic Response – Our Clients Page 6 Original PPP by State Original PPP Loan Balances Montana, 30% Oregon, 24%Wyoming, 17% Idaho, 11% Washington, 8% South Dakota, 8% Other, 2% Number of Loans Total Dollars Average Loan Size Under $150K 10,166 $ 370 million $ 36,000 $150K - $350K 972 $ 219 million $ 225,000 $350K - $2MM 559 $ 421 million $ 752,000 $2MM+ 48 $ 154 million $ 3.2 million PPP Forgiveness Status as of 12/31/20 Number of Loans Forgiveness Requested Number of Loans Forgiveness Funded Under $150K 4,459 $ 201 million 3,484 $ 134 million $150 - $350K 544 $ 142 million 392 $ 89 million $350K - $2MM 369 $ 310 million 276 $ 204 million $2MM+ 20 $ 68 million - -

Pandemic Response – Our Clients Page 7 Type # Approved $ Approved (in millions) Commercial 40 $ 17.5 Consumer 255 6.2 Total 295 $ 23.7 Commercial Booked Deferrals by Industry Type # Approved $ Approved (in millions) Mortgage 29 $ 9.0 Forbearances As of 12/31/2020 Deferrals Full-Service Restaurants, 34% Hotels (except Casino Hotels) and Motels, 13%Wineries, 11% RV (Recreational Vehicle) Parks and Campgrounds, 11% Other, 31%

Pandemic Response – Our Communities Page 8 • In 2020, an additional $1 million pledged to support communities in addition to annual commitment of 2% of net income before taxes • Neighbors Feeding Neighbors program focused on addressing food insecurity; funds double matched by Foundation • Double match of money and volunteer hours to charities that provide food to communities in need • Double match of money from our Foundation for employee contributions to the First Relief Employee Assistance Program • Providing online financial literacy modules

Name Title Age Industry Experience Years at FIBK Kevin P. Riley President and Chief Executive Officer 61 30+ Years 7 Years Marcy D. Mutch Chief Financial Officer 61 30+ Years 14 Years Russell A. Lee Chief Banking Officer 64 40+ Years 5 Years Jodi Delahunt Hubbell Chief Operating Officer 55 30+ Years 3 Years Phillip G. Gaglia Chief Risk Officer 57 30+ Years 31 Years Renee L. Newman Chief Strategy Officer 51 25+ Years 3 Years Kade G. Peterson Chief Information Officer 55 30+ Years 2 Years Rachel B. Turitto Chief Human Resources Officer 36 15+ Years 3 Years Kirk D. Jensen General Counsel 50 20+ Years 4 Years David C. Redmon Chief of Staff 56 2 Years 2 Years Experienced Leadership Team Page 9 As of December 31, 2020

Page 10 Current Financial Performance

Pre-Provision Net Revenue (PPNR) Page 11 1 Net Income Before Tax + Provision Expense Decrease in PPNR in Q4 2020 is mainly due to a decrease in non-interest income of $10.8 million, partially offset by an $5.4 million increase in net interest income and $2.1 million decrease of non-interest expense. The decrease in non-interest income is primarily related to the decline in mortgage banking revenue as a result of retaining loans on our balance sheet rather than selling them. $72.7 $66.5 $66.6 $68.2 $64.9 1.50% 1.60% 1.70% 1.80% 1.90% 2.00% 2.10% 2.20% 2.30% 2.40% 2.50% $62.0 $64.0 $66.0 $68.0 $70.0 $72.0 $74.0 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 $ in M il li on s PPNR PPNR/Avg Assets (annualized)1

Page 12 Diversified Footprint

The First Interstate Franchise 1968 Mr. Homer Scott establishes First Interstate Bank with the purchase of the Bank of Commerce in Sheridan, Wyoming 2015 Absarokee Bancorporation, Inc. 2017 Bank of the Cascades $3.2 Billion 46 branches2014 Mountain West Financial Corp. 2016 Flathead Bank of Bigfork $225 million 7 Branches 2018 Inland Northwest Bank, filling in footprint in the PNW $827 million 20 Branches April 2019 Idaho Independent Bank (IIBK) $725 million 11 Branches Community 1st Bank (CMYF) $130 million 3 Branches FIBK IIBK CMYF Page 13 1916 Predecessor to First Interstate Bank is Established

Attractive Markets Page 14 Deposit Market Share and Branch Locations by State Idaho % of Market Deposits 4.7% 17.7% 2.3% 0.1% 0.3% 14.9% Deposit Market Share Rank 8th 2nd 11th 12th 31st 2nd Number of Branches 23 49 33 16 18 16 Total Population 1,832,352 1,081,656 4,281,747 894,793 7,765,146 578,413 Projected Population Growth (’21-’26) 6.5% 4.0% 4.9% 4.0% 6.3% 0.7% State / Metric Montana Oregon South Dakota Washington Wyoming Note: Market share/rank sourced from FDIC as of June 30, 2020. Population by state, projected population growth rate, and total deposits data is sourced from S&P Global Market Intelligence as of June 30, 2020

Attractive Markets: Historically Stable Employment Page 15 Best 5 States 1 Nebraska 3.1% 2 Vermont 3.1% 3 South Dakota 3.5% 4 Iowa 3.6% 5 New Hampshire 3.8% Worst 5 States 50 New Jersey 10.2% 49 Nevada 10.1% 48 Hawaii 10.1% 47 New York 8.4% 46 Louisiana 8.3% 0.0% to 4.0% 4.0% to 6.0% 6.0% to 8.0% Source: Bureau of Labour Statistics 8.0% to 10.0% Data as of: 11/30/2020 10.0% or more (U.S. Avg = 6.7%) SOUTH DAKOTA 4.9% (RANKED 13TH) (RANKED 19TH) 5.1% 3.5% (RANKED 3RD) MONTANA WYOMING WASHINGTON OREGON 6% 6% 4.8% IDAHO (RANKED 12TH) (RANKED 26TH) (RANKED 27TH)      

Page 16 Solid Funding Base

Strong Core Deposit Base Page 17 As of December 31, 2020 Overview Total Deposits $14.2 Billion Total Core Deposits* $13.8 Billion Cost of Deposits (Q4 2020) 8 basis points Demand Non- Interest Bearing 33% Demand Interest Bearing 29% Savings 31% Time Other 4% CDs > $100k 3% *Core Deposits defined as total deposits excluding time deposits >$100,000 and Brokered Deposits Sources: SNL and company reports

Source of Deposits Allocation of $14.2B of Deposits by State Page 18 *The market share percentages are per the FDIC, not including Credit Union Deposits within each community. As of December 31, 2020 Montana 38% South Dakota 8% Wyoming 21% Idaho 11% Washington 5% Oregon 17% LOCATION MARKET SHARE* JUNE 2020 LOCATION MARKET SHARE* JUNE 2020 Laramie, WY 44% Jackson, WY 14% Riverton, WY 45% Nampa, ID 13% Sheridan, WY 37% Kalispell, MT 17% Missoula, MT 29% Coeur d’Alene, ID 8% Casper, WY 28% Cheyenne, WY 12% Great Falls, MT 30% Medford, OR 8% Gillette, WY 25% Rapid City, SD 8% Billings, MT 25% Boise, ID 3% Redmond, OR 26% Spokane, WA 5% Spearfish, SD 23% Lynnwood, WA 1% Bend, OR 22% Eugene, OR 1% Helena, MT 22% Salem, OR 1% Bozeman, MT 15% Portland, OR .4%

Balance of Consumer and Business Deposits 57% 57% 56% 56% 54% 54% 50% 49% 52% 43% 43% 44% 44% 46% 46% 50% 51% 48% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2015 2016 2017 2018 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Total Consumer Deposits Total Business Deposits Page 19 Pe rc en t (% )

Page 20 Credit Portfolio

Diversified Loan Portfolio by Industry Loan Mix Commercial Commercial Real Estate & Construction Agriculture RE 2% Commercial RE 38% Residential RE 14% Construction RE 11% Consumer 10% Agriculture 3% Commercial 22% $9.8 Billion in Loans Real Estate and Rental and Leasing 13% Construction 11% Health Care and Social Assistance 11% Retail Trade 8% Professional, Scientific, and Technical Services 7% Accommodation and Food Services 7% Manufacturing 6% Transportation and Warehousing 6% Finance and Insurance 4% Other Services (except Public Administration) 3% All Other 24% Owner Occupied 35% Non-Owner Occupied 35% Residential Real Estate - Multi Family 8% Land Acquisition and Development 6% Residential Construction 5% Commercial Construction 11% Page 21 As of December 31, 2020 • Average (total) loan size = $69k outstanding / $85k committed exposure • Average C&I loan size = $126k outstanding / $229k committed exposure • Average CRE loan size = $760k outstanding / $870k committed exposure

Loan Portfolio by State Idaho 9% Montana 25% Oregon 17% South Dakota 5% Washington 10% Wyoming 12% Other* 22% Page 22 * “Other” is an aggregation of central lines of business that includes residential mortgages, credit cards, and indirect consumer loans. As of December 31, 2020

Trends in Unfunded Commitments Page 23 53.0% 65.7% 37.4% 30.0% 35.0% 40.0% 45.0% 50.0% 55.0% 60.0% 65.0% 70.0% Jan '20 Feb '20 Mar '20 Apr '20 May '20 Jun '20 Jul '20 Aug '20 Sep '20 Oct '20 Nov '20 Dec '20 Unfunded as a % of Commitment Revolving and Non-Revolving Lines of Credit Revolving Non-Revolving As of December 31, 2020

Trends in Unfunded Revolving Commitments Page 24 65.7% 34.3% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% Jun 2019 Sep 2019 Dec 2019 Mar 2020 Jun 2020 Sep 2020 Dec 2020 Percentage Used / Unused (Revolving) Total Unfunded Commitments % Total Funded Commitments % 0 200 400 600 800 1,000 1,200 1,400 M il li on s Commitments by Loan Portfolio (Revolving) Total Funded Total Unfunded As of December 31, 2020

Improving Asset Quality Non-Performing Loans to Total Loans Non-Performing Assets to Total Assets Non-Performing Assets to Total Loans + OREO 0.55% 0.54% 0.51% 0.51% 0.39% 0.49% 0.39% 0.35% 0.29% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 0.69% 0.62% 0.51% 0.64% 0.55% 0.71% 0.57% 0.54% 0.49% 0.00% 0.40% 0.80% Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 0.85% 0.86% 0.82% 0.83% 0.64% 0.80% 0.64% 0.59% 0.51% 0.00% 0.50% 1.00% 1.50% 2.00% Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 25 The improvement in asset quality ratios between Q1 and Q2 is largely attributable to the addition of PPP Loans. The improvement between Q3 and Q4 is primarily attributable to the resolution and workout strategies on two non-accrual credits.

Criticized and Classified Loans 4.74% 4.76% 4.60% 4.63% 4.34% 4.48% 3.65% 3.74% 3.49% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 2.63% 2.56% 2.57% 2.69% 2.58% 2.80% 2.43% 2.19% 1.96% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Criticized Loans to Total Loans Classified Loans to Total Loans 26 The decline in Criticized and Classified ratios as between Q1 and Q2 is partially attributed to the addition of PPP loans to total loans. The decrease in Criticized Loans between Q3 and Q4 is primarily attributable to several upgrades and loan pay-offs partially offset by the downgrade of four credits in the hospitality industries to Special Mention. The decline in Classified Loans between Q3 and Q4 is largely attributable to the pay down activity on several Substandard credits in addition to the upgrade of three credits in the agriculture and manufacturing industries.

Top 10 Relationships Page 27 Borrower Industry Outstandings Unfunded Commitments Other Activities Related to Real Estate $ 49,488,896 23,684,303 $ 73,173,199 Lessors of Residential Buildings and Dwellings $ 26,116,622 41,196,208 $ 67,312,830 Engineering Services $ 27,105,184 32,900,000 $ 60,005,184 Lessors of Nonresidential Buildings (except Miniwarehouses) $ 50,046,437 88,843 $ 50,135,280 Recreational Vehicle Dealers $ 4,932,211 44,000,000 $ 48,932,211 Commercial and Institutional Building Construction $ 43,442,827 4,815,583 $ 48,258,410 Lessors of Nonresidential Buildings (except Miniwarehouses) $ 42,276,206 3,425,197 $ 45,701,403 Hotels (except Casino Hotels) and Motels $ 29,686,214 13,419,070 $ 43,105,284 Lessors of Nonresidential Buildings (except Miniwarehouses) $ 31,953,389 9,782,443 $ 41,735,832 Lessors of Residential Buildings and Dwellings $ 33,292,428 7,838,872 $ 41,131,299 $35 million in-house lending limit well below the legal lending limit of $285 million reduces risk within the loan portfolio. As of December 31, 2020

Hospitality: Portfolio Exposure • 7.7% of total loan portfolio • $57.9 million in unfunded commitments • Hotel (except Casino Hotels) and Motel accounting for 60.6% of total portfolio Month NAICS Code Description Net Principal Balance Unfunded Commitment Dec 2020 721110 Hotels (except Casino Hotels) and Motels $ 457,908,014 $ 45,768,143 $ 503,676,157 722511 Full-Service Restaurants 113,842,492 5,774,147 119,616,639 722513 Limited-Service Restaurants 57,799,762 2,838,317 60,638,079 721120 Casino Hotels 41,599,100 1,640,275 43,239,375 721211 RV (Recreational Vehicle) Parks and Campgrounds 24,938,199 446,176 25,384,375 All Other Hospitality 59,578,227 1,436,107 61,014,334 Hospitality Total $ 755,665,795 $ 57,903,164 $ 813,568,959 Page 28 As of December 31, 2020

Hospitality: Industry Performance • $105.3 million in criticized loan categories • $3.4 million in impaired loan categories • $12.8 million or 1.7% in allowance for credit losses • $20 thousand in specific reserves Description Criticized % Criticized Classified % Classified Impaired % Impaired Hotels (except Casino Hotels) and Motels $ 71,169,000 15.5% $ 40,916,612 8.9% $ 2,954,274 0.6% Full-Service Restaurants 12,385,856 10.9% 3,076,298 2.7% 0 0.0% Limited-Service Restaurants 2,266,570 3.9% 1,115,507 1.9% 469,444 0.8% Casino Hotels 11,609,007 27.9% 0 0.0% 0 0.0% RV (Recreational Vehicle) Parks and Campgrounds 4,110,114 16.5% 526,984 2.1% 0 0.0% All Other Hospitality 3,766,394 6.3% 2,617,209 4.4% 0 0.0% Hospitality Total $ 105,306,940 13.9% $ 48,252,610 6.4% $ 3,423,718 0.5% Page 29 As of December 31, 2020

Hotel Exposure by State Page 30 $14.5 $115.4 $130.7 $23.9 $78.6 $94.2 $0.7 $14.5 $126.1 $149.2 $28.2 $82.1 $102.8 $0.7 $0 $20 $40 $60 $80 $100 $120 $140 $160 ID MT OR SD WA WY Other Outstanding Commitment • No hotel loan with a balance greater than $22 Million. • Approximately $84 Million of Hotel Portfolio Commitments are currently in the construction phase. • Based on approval observations, more than 80% of Portfolio are flagged hotels. All new hotel loans since 2016 are top tier flagged hotels for their market. • Average LTV for loans greater than $1 million is 45%. As of December 31, 2020 $ in M il li on s

Hotel Outstandings by Risk Distribution Page 31 Pass 58% Pass-Watch 26% Special Mention 7% Substandard 9% As of December 31, 2020

Indirect Auto: Lending Consumer Indirect Production Indirect Loan Portfolio Page 32 As of December 31, 2020 • Total Portfolio Yield: 5.9% • Est. Average Life of RV: 44 months • Est. Average Life of Auto: 32 months $ in M il li on s New Auto 25% Other 9% RV 23% Used Auto 43% 6.0% 5.7% 5.4% 5.0% 5.2% 5.4% 5.6% 5.8% 6.0% 6.2% 6.4% 6.6% 6.8% 7.0% $0 $50 $100 $150 $200 $250 $300 $350 $400 4Q2019 3Q2020 4Q2020 New Quarterly Production Production Yield

Indirect Auto: Delinquency Originations from a credit quality perspective • Approximately 59% of our originations are above a 750 FICO score • Approximately 88% of our originations are above a 700 FICO score • Not participating in the subprime space; less than 1% of the portfolio has a score below 620 December 31, 2020 Delinquency at 1.07% Page 33 30-Day+ Delinquency 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2017 2018 2019 2020

Agriculture: Portfolio Exposure • 4.8% of total loan portfolio • $163.9 million in unfunded commitments • Beef Cattle Ranching/Farming accounting for 41.1% of total portfolio Month NAICS Code Description Net Principal Balance Unfunded Commitment Dec 2020 112111 Beef Cattle Ranching and Farming $ 192,597,609 $ 72,980,674 $ 265,578,283 111140 Wheat Farming 72,906,660 38,240,280 111,146,940 111331 Apple Orchards 21,248,212 3,712,836 24,961,048 112112 Cattle Feedlots 13,321,337 10,557,246 23,878,584 111211 Potato Farming 23,575,921 2,285,722 25,861,643 All Other Agriculture 144,550,149 36,112,374 180,662,524 Agriculture Total $ 468,199,888 $ 163,889,133 $ 632,089,020 Page 34 As of December 31, 2020

Agriculture: Industry Performance • $65.5 million in criticized loan categories • $9.3 million in impaired loan categories • $3.4 million or 0.7% allowance for credit losses • $99 thousand in specific reserves Description Criticized % Criticized Classified % Classified Impaired % Impaired Beef Cattle Ranching and Farming $ 21,001,308 10.9% $ 13,460,102 7.0% $ 1,104,997 0.6% Wheat Farming 4,746,752 6.5% 3,123,190 4.3% 208,126 0.3% Apple Orchards 13,263,887 62.4% 2,002,355 9.4% 2,002,355 9.4% Cattle Feedlots 4,137,884 31.1% $0 0.0% $0 0.0% Potato Farming 375,137 1.6% 375,137 1.6% 375,137 1.6% All Other Agriculture * 21,944,728 15.2% 15,661,679 10.8% 5,573,874 3.9% Total Agriculture $ 65,469,695 14.0% $ 34,622,464 7.4% $ 9,264,489 2.0% Page 35 As of December 31, 2020

Oil and Gas: Industry Exposure • $57.3 million in direct exposure (0.6% of total loan portfolio) • $18.6 million in unfunded commitments • $11.3 million in criticized loans category Month NAICS Code Description Net Principal Balance Unfunded Commitment Dec 2020 211120 Crude Petroleum Extraction $ 23,864,949 $ 7,701,843 $ 31,566,792 213112 Support Activities for Oil and Gas Operations 22,903,456 6,197,891 29,101,347 213111 Drilling Oil and Gas Wells 5,979,758 1,625,951 7,605,708 221210 Natural Gas Distribution $3,842,522 3,034,151 6,876,674 211130 Natural Gas Extraction 753,003 45,795 798,797 Oil & Gas Total $ 57,343,688 $ 18,605,630 $ 75,949,318 As of December 31, 2020Page 36

Oil and Gas: Industry Performance • $3.7 million in impaired loan categories • $3.3 million or 5.8% allowance for credit losses • $1.7 million in specific reserves Description Criticized % Criticized Classified % Classified Impaired % Impaired Crude Petroleum Extraction $ 8,328,930 34.9% $ 6,258,689 26.2% $ 2,451,109 10.3% Support Activities for Oil and Gas Operations 2,180,380 9.5% 838,175 3.7% 510,048 2.2% Drilling Oil and Gas Wells 65,235 1.1% 65,235 1.1% 0 0.0% Natural Gas Distribution 0 0.0% 0 0.0% 0 0.0% Natural Gas Extraction 746,632 99.2% 746,632 99.2% 746,632 99.2% Oil & Gas Total $ 11,321,178 19.7% $ 7,908,732 13.8% $ 3,707,790 6.5% Page 37 As of December 31, 2020

Mall and Retail Trade: Portfolio Exposure • $54.1 million direct exposure to Malls (0.6% of total loan portfolio) • None in criticized loan categories • $33.1 million direct exposure to Retail Trade (0.3% of total loan portfolio) • $4.3 million in criticized loan categories Month NAICS Code Description Net Principal Balance Unfunded Commitment Dec 2020 Shopping Malls $ 54,098,820 $ 5,885,461 $ 59,984,280 451110 Sporting Goods Stores 17,920,796 4,595,133 22,515,929 448310 Jewelry Stores 5,590,507 1,414,394 7,004,901 452990 All Other General Merchandise Stores 1,691,801 106,862 1,798,664 448190 Other Clothing Stores 1,325,837 632,989 1,958,827 448140 Family Clothing Stores 1,088,170 237,045 1,325,215 448120 Women's Clothing Stores 1,363,921 73,197 1,437,118 All Other Retail Trade 4,150,974 683,060 4,834,034 Mall and Retail Trade Total $ 87,230,826 $ 13,628,142 $ 100,858,968 Page 38 As of December 31, 2020

Mall and Retail Trade: Portfolio Performance • $4.3 million in criticized loan categories • $0.2 million in impaired loan categories • $1.0 million or 1.1% allowance for credit losses • $85 thousand in specific reserves Description Criticized % Criticized Classified % Classified Impaired % Impaired Shopping Malls $ 0 0.0% $ 0 0.0% $ 0 0.0% Sporting Goods Stores 26,309 0.1% 26,309 0.1% 0 0.0% Jewelry Stores 2,484,086 44.4% 2,484,086 44.4% 0 0.0% All Other General Merchandise Stores 617,569 36.5% 617,569 36.5% 179,570 10.6% Other Clothing Stores 381,921 28.8% 381,921 28.8% 18,490 1.4% Family Clothing Stores 0 0.0% 0 0.0% 0 0.0% Women's Clothing Stores 0 0.0% 0 0.0% 0 0.0% All Other Retail Trade 829,566 20.0% 0 0.0% 0 0.0% Mall and Retail Trade Total $ 4,339,451 5.0% $ 3,509,885 4.0% $ 198,060 0.2% Page 39 As of December 31, 2020

Page 40 Current Expected Credit Loss (CECL)

CECL Results Page 41 • Reviewed and affirmed December 2020 Baseline forecast • 47.3M COVID-19 cases in total (21.7M currently) • 4x more cases than September forecast • Infections peak in December 2020. • Effective vaccine by February 2021 • Infections abate by September 2021 • Unemployment remains elevated until 2023 • Stimulus of $908 Billion passed in Q1. Final stimulus. • Unemployment Rate stable but elevated – range bound at 6-7% until 2022 • Decline in GDP • Slight decline in HPI or CREPI • 10YR Treasury not above 1% until Sept 2021 • Consumer Confidence • NFIB Small Business Confidence • Portfolio Characteristics • Industry Exposure – Energy • Segment Exposure – CRE (including Hotel), Residential Construction, Consumer, Acquired • Historical Data Enhancements • Loan Characteristics, Prepayment Speeds As of December 31, 2020 Moody’s Baseline Forecast Primary Economic Considerations Qualitative Factor Inputs 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% $- $20 $40 $60 $80 $100 $120 $140 $160 M il li on s Allowance to Total Loans ACL ($) ACL to Total Loans (%)

ACL Allocation by Segment

($000)	3Q20			4Q20		
Segments	Outstanding Balances*	ACL	ACL Rate	Outstanding Balances*	ACL	ACL Rate
Agricultural	$ 282,132	$ 943	0.33%	$ 246,190	$ 736	0.30%
Agricultural Credit Cards	1,605	12	0.76%	1,593	6	0.36%
Agriculture RE	224,369	2,870	1.28%	221,630	2,645	1.19%
CRE Non-Owner Occupied	1,599,714	25,262	1.58%	1,694,596	25,661	1.51%
CRE Owner Occupied	1,698,650	19,122	1.13%	1,705,077	18,326	1.07%
Commercial & Floor Plans	1,098,523	36,674	3.34%	1,055,343	34,229	3.24%
Commercial Construction	510,614	7,097	1.39%	523,836	7,326	1.40%
Commercial Credit Cards	69,690	290	0.42%	66,579	275	0.41%
Commercial Purpose 1-4 Family	283,466	4,988	1.76%	272,842	4,709	1.73%
Consumer Direct & AdvanceLine	163,396	4,848	2.97%	148,939	4,600	3.09%
Consumer Home Equity & HELOC	407,712	1,510	0.37%	383,856	1,356	0.35%
Consumer Indirect	813,236	16,890	2.08%	805,150	16,682	2.07%
Consumer Credit Cards	70,838	2,178	3.07%	70,421	2,619	3.72%
Land Acquisition and Development	280,016	1,235	0.44%	265,310	1,218	0.46%
Residential Construction	235,451	1,551	0.66%	250,910	1,559	0.62%
CRE Multi-Family	358,292	10,824	3.02%	363,689	10,986	3.02%
Residential 1-4 Family	885,520	9,246	1.04%	1,014,149	11,399	1.12%
	$ 8,983,225	$ 145,539	1.62%	$ 9,090,111	$ 144,333	1.59%

Allowance for Credit Loss as a % of Total Loans, including PPP loans, is 1.47%

*Variance between modeled loan outstanding balances and total loans are primarily Paycheck Protection Program Loans, New Market Tax Credits and overdrafts.

Page 42

As of December 31, 2020

Page 43 Investment Portfolio

Investment Portfolio Quarterly New Purchases: Average Yield Quarterly New Purchases: Duration A/L Page 44 Portfolio Composition ($3.5 Billion) 1.4%1.5%1.5% 2.0% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% Q4-20Q3-20Q2-20Q1-20 8.70 8.05 5.06 6.65 0.00 1.00 2.00 3.00 4.00 5.00 6.00 7.00 8.00 9.00 10.00 Q4-20Q3-20Q2-20Q1-20 As of December 31, 2020 0% 0% 1% 1% 1% 1% 7% 8% 11% 12% 24% 34% 0% 5% 10% 15% 20% 25% 30% 35% 40% Other CD CMO Floating Private Label SBA Floating MBS Corporate Treasury / Agency CMBS Municipal CMO Fixed MBS

Interest Rate Sensitivity Page 45 NET INTEREST INCOME CHANGE ($) NET INTEREST INCOME CHANGE (%) *Base Case assumes static balance sheet as of 12/31/20. Parallel rate shifts. $555 $526 $498 $467 $436 $406 $390 $300 $350 $400 $450 $500 $550 $600 +400 bps+300 bps+200 bps+100 bpsBase-100 bps-200 bps M il li on s NET INTEREST INCOME VOLATILITY - 12 MONTH HORIZON Net Interest Income (NII) ALCO Limits 27.1% 20.6% 14.0% 7.0% 0.0% -7.0% -10.6% -35% -30% -25% -20% -15% -10% -5% 0% 5% 10% 15% 20% 25% 30% 35% +400 bps +300 bps +200 bps +100 bps Base -100 bps -200 bps NET INTEREST INCOME (NII) - Shocks LIABILITY SENSITIVE ASSET SENSITIVE

Page 46 Non-Interest Income

Non-Interest Income Payment Services 33% Mortgage Banking 23% Wealth Management 19% Deposit Service Charges 13% Other Service Charges and Fees 6% Other Income 6% 20.9% of TOTAL REVENUE Page 47 Quarter Ended December 31, 2020

Mortgage Production QUARTERLY PRODUCTION VOLUME $- $100 $200 $300 $400 $500 $600 $700 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Purchase Refinance Page 48 As of December 31, 2020 M il li on s

Wealth Management $2,832 $593 $976 $809 Total: $5,210 Million Discretionary Non-Discretionary Brokerage Retirement Plan $3,600 $3,800 $4,000 $4,200 $4,400 $4,600 $4,800 $5,000 $5,200 $5,400 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Assets Under Administration As of December 31, 2020 (in millions) Page 49 $ in m il li on s

Page 50 Growth Strategies and Capital Allocation

Maximizing Shareholder Value Management’s priority is to deploy capital through: Page 51 Return on Capital Organic Growth M&A Share Repurchases Special Dividend Dividends

Page 52 295.78% -50 0 50 100 150 200 250 300 350 Mar-10 Mar-11 Mar-12 Mar-13 Mar-14 Mar-15 Mar-16 Mar-17 Mar-18 Mar-19 Mar-20 Pe rc en t (% ) FIBK: TOTAL RETURN (03/23/2010 THROUGH 12/31/2020) We are Delivering Results Since the IPO in March 2010, FIBK has delivered a 296% total return to shareholders Source: Bloomberg

Appendix Page 53

Non-GAAP Reconciliation Page 54 (Dollars in millions) Pre-Provision Net Revenue (PPNR) Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Net interest income (GAAP) $128.2 $123.1 $122.5 $123.0 $128.4 Plus: Noninterest income (GAAP) $35.1 $38.4 $39.7 $44.7 $33.9 Total revenues (GAAP) $163.3 $161.5 $162.2 $167.7 $162.3 Less: Noninterest expense (GAAP) $90.6 $95.0 $95.6 $99.5 $97.4 PPNR (Non-GAAP) $72.7 $66.5 $66.6 $68.2 $64.9 Less: Provision expense (GAAP) $3.8 $29.0 $19.5 $5.2 $3.2 Net income before tax (GAAP) $68.9 $37.5 $47.1 $63.0 $61.7

Business Cycle Status RECOVERY MID EXPANSION LATE EXPANSION AT RISKIN RECESSION Idaho Economic Drivers Strengths & Weaknesses Business Costs Vitality U.S.=100% Best=1, Worst=51 Summary of Key Indicators: Idaho State GDP Overview Economic Growth U.S.=100% Highest=1, Lowest=51 0% 5% 10% 15% Agriculture Mining Utilities Construction Manufacturing Wholesale Retail Transportation Information Finance/Insurance Real Estate Professional Educational Health Arts Accommodation Other services Government ID GDP: Industry % Contribution ID US HIGH-TECHAGRICULTURE Strengths • Prominent drivers in high tech, agriculture. • Above-average population growth and net migration. • Strong housing market. • High economic vitality. Weaknesses • Abundance of low-wage service jobs. • Highly cyclical tech industries contribute to above-average volatility. • Below-average labor productivity. Relative 109% Rank 10 Index 103% Rank 17 Gross State Product ID 2014-2019 CAGR 3.38% 2020-2025 CAGR 4.59% Page 55 2014 2015 2016 2017 2018 2019 INDICATORS 2020 2021 2022 2023 2024 2025 61.4 63.1 65.5 67.8 70.5 72.5 Gross state product (C12$ bil) 69.2 71.3 76.5 80.9 84 86.6 654 672 694 715 739 760 Total employment (ths) 728 724 754 784 800 808 2.5 2.7 3.4 3 3.3 2.8 % change -4.2 -0.5 4.2 3.9 2 1 4.8 4.1 3.8 3.2 2.9 2.9 Unemployment rate (%) 6.5 7.1 5.7 4.2 3.9 4 6 6.5 4 5.7 6.4 6.1 Personal income growth (%) 6.6 -0.9 7.4 7.5 6.4 5.6 1,631 1,651 1,682 1,718 1,751 1,787 Population (ths) 1,824 1,850 1,872 1,896 1,922 1,946 9.8 9.8 21.9 26.5 24.1 27.5 Net migration (ths) 27.2 15.7 12.9 14.4 15.9 15.7 6,293 7,784 9,739 11,019 12,176 12,978 Single-family permits (#) 11,447 13,067 17,345 18,279 18,072 17,760 2,504 2,170 2,426 3,164 3,648 4,738 Multifamily permits (#) 3,402 3,194 3,857 4,162 4,129 3,919 289 306 329 360 405 450 FHFA house price (1980Q1=100) 479 456 443 447 451 463 4 3.5 3.2 3.3 3.2 3.7 Mortgage delinquency rate (%) 5.1 7.3 6.5 5.3 5 4.8 54.9 60.3 61.9 67.5 65.1 63.1 New vehicle registrations (ths) 54.6 65.7 75.1 75.6 74.6 75.1 4,612 3,841 3,738 3,691 3,630 3,580 Personal bankruptcies (#) 4,760 6,650 5,309 5,213 5,859 6,195 Sources: Moody’s U.S. Précis® StateUpdated as of August 2020 Unemployment 0 2 4 6 8 10 12 14 16 O -1 9 D -1 9 F- 20 A -2 0 J- 20 A -2 0 O -2 0 ID U.S.

Montana ENERGY & RESOURCES Strengths • Year-round tourist attractions, including popular national parks. • Relatively low cost of doing business. • Population growth is stronger for longer; housing and consumer industries benefit. Weaknesses • Far from major markets. • Below-average incomes. • Agriculture and tourism vulnerable to harsh weather. • Unfavorable age structure. Relative 88% Rank 33 U.S.=100% Best=1, Worst=51 Gross State Product MT 2013-2018 CAGR 1.79% 2019-2024 CAGR 3.68% AGRICULTURE TOURIST DESTINATION 0% 5% 10% 15% 20% Agriculture Mining Utilities Construction Manufacturing Wholesale Retail Transportation Information Finance/Insurance Real Estate Professional Educational Health Arts Accommodation Other services Government MT GDP: Industry % Contribution MT US Index 102% Rank 21 U.S.=100% Highest=1, Lowest=51 Page 56 2014 2015 2016 2017 2018 2019 Indicators 2020 2021 2022 2023 2024 2025 43.2 44.9 44.3 45 46.2 47.2 Gross state product (C12$ bil) 45 46.1 48.9 51.3 52.7 53.9 453 462 468 473 478 484 Total employment (ths) 462 462 475 487 493 495 1 1.9 1.3 1 1.2 1.2 % change -4.6 0.1 2.8 2.5 1.2 0.5 4.7 4.2 4.1 4 3.6 3.5 Unemployment rate (%) 6.5 6.4 5.7 4.7 4.5 4.4 5.1 4.7 1.5 4.9 5.8 3.9 Personal income growth (%) 6.1 -2 5.6 5.8 5 4.3 1,022 1,030 1,041 1,052 1,061 1,069 Population (ths) 1,078 1,085 1,090 1,095 1,100 1,104 5.2 5.7 7.8 9.6 6.3 6.3 Net migration (ths) 7.6 4.3 3 3.3 3.4 3.3 2,044 2,992 3,113 3,161 3,213 3,014 Single-family permits (#) 2,848 3,500 4,367 4,144 3,906 3,815 1,840 1,834 1,668 1,771 1,886 1,762 Multifamily permits (#) 1,460 933 1,203 1,043 955 876 374 391 407 428 454 480 FHFA house price (1980Q1=100) 498 476 467 473 477 489 3.2 2.7 2.5 2.5 2.5 2.5 Mortgage delinquency rate (%) 2.9 3.9 3.5 3.1 2.9 2.8 62.3 65 68.8 60 58 52.8 New vehicle registrations (ths) 50.5 60 66.6 65 63.5 63.8 1,480 1,265 1,280 1,258 1,260 1,262 Personal bankruptcies (#) 1,547 2,023 1,668 1,631 1,781 1,848 Sources: Moody’s U.S. Précis® StateUpdated as of August 2020 Economic Drivers Strengths & Weaknesses Business Costs Vitality Summary of Key Indicators: Montana State GDP Overview Economic Growth Business Cycle Status RECOVERY MID EXPANSION LATE EXPANSION AT RISKIN RECESSION Unemployment 0 2 4 6 8 10 12 14 16 O -1 9 D -1 9 F- 20 A -2 0 J- 20 A -2 0 O -2 0 MT U.S.

Strengths • Diverse economy with export focus. • Low energy costs courtesy of a network of hydroelectric plants. • Leader in semiconductor production, for which • global demand is strong. Weaknesses • Strict environmental regulations that raise business costs. • Above-average employment volatility. • Eroding housing affordability. Oregon U.S.=100% Best=1, Worst=51 U.S.=100% Highest=1, Lowest=51 0% 10% 20% 30% Agriculture Mining Utilities Construction Manufacturing Wholesale Retail Transportation Information Finance/Insurance Real Estate Professional Educational Health Arts Accommodation Other services Government OR GDP: Industry % Contribution OR US TOURIST DESTINATION MANUFACT.HIGH-TECH Gross State Product OR 2013-2018 CAGR 4.10% 2019-2024 CAGR 4.24% Relative 123% Rank 3 Index 101% Rank 22 Page 57 2014 2015 2016 2017 2018 2019 Indicators 2020 2021 2022 2023 2024 2025 181.9 192 200.9 208.6 216.6 222.4 Gross state product (C12$ bil) 210.6 214.7 230.7 243.9 252.2 259.2 1,722 1,781 1,834 1,876 1,913 1,942 Total employment (ths) 1,813 1,816 1,894 1,970 2,009 2,028 2.8 3.4 3 2.3 2 1.5 % change -6.6 0.2 4.3 4 2 1 6.8 5.6 4.8 4.1 4.1 3.8 Unemployment rate (%) 9 9.8 7.9 5.9 5.5 5.4 7.3 7.8 4.8 5.4 6.2 5.1 Personal income growth (%) 5.2 -1.6 6.9 7.2 6 5.2 3,963 4,016 4,090 4,144 4,182 4,218 Population (ths) 4,261 4,294 4,323 4,352 4,382 4,412 29 42 63.7 45.7 31 29.1 Net migration (ths) 34.9 23.6 20.3 20.4 22.1 23.2 8,573 10,255 11,006 10,604 11,217 11,586 Single-family permits (#) 10,618 14,726 20,117 20,955 20,431 19,987 8,072 7,255 8,580 9,449 8,915 10,451 Multifamily permits (#) 7,673 6,551 8,202 8,521 8,392 7,908 398 434 482 525 561 589 FHFA house price (1980Q1=100) 608 595 603 637 676 725 3.8 3.1 2.6 2.5 2.2 2.2 Mortgage delinquency rate (%) 2.7 3.8 3.4 2.8 2.6 2.5 156.3 169.8 185.5 189.1 179.1 172.5 New vehicle registrations (ths) 146.3 169.2 189.3 186 180.9 180.8 12,059 10,600 8,906 8,991 8,612 8,776 Personal bankruptcies (#) 11,953 16,739 13,143 12,781 14,290 15,000 Sources: Moody’s U.S. Précis® StateUpdated as of August 2020 Economic Drivers Strengths & Weaknesses Business Costs Vitality Summary of Key Indicators: Oregon State GDP Overview Economic Growth Business Cycle Status RECOVERY MID EXPANSION LATE EXPANSION AT RISKIN RECESSION Unemployment 0 2 4 6 8 10 12 14 16 18 O -1 9 D -1 9 F- 20 A -2 0 J- 20 A -2 0 O -2 0 OR U.S.

South Dakota U.S.=100% Best=1, Worst=51 U.S.=100% Highest=1, Lowest=51 0% 5% 10% 15% Agriculture Mining Utilities Construction Manufacturing Wholesale Retail Transportation Information Finance/Insurance Real Estate Professional Educational Health Arts Accommodation Other services Government SD GDP: Industry % Contribution SD US MEDICAL CENTER TOURIST DESTINATION FINANCIAL CENTER Index 86% Rank 50 Relative 87% Rank 38 Strengths • Favorable business climate, low costs. • No state tax on personal income. • High housing affordability despite prices that are well above their prior peak. • Strong labor force growth. Weaknesses • Heavy reliance on cyclical tourism. • High dependence on agriculture and exposure to volatile commodity prices. Gross State Product SD 2013-2018 CAGR 1.03% 2019-2024 CAGR 2.67% Page 58 2014 2015 2016 2017 2018 2019 Indicators 2020 2021 2022 2023 2024 2025 44.2 45.4 45.7 45.6 46.5 46.8 Gross state product (C12$ bil) 44.7 45.6 48.6 51 52.6 53.8 424 429 432 434 438 441 Total employment (ths) 417 418 431 442 447 450 1.5 1 0.9 0.4 0.9 0.6 % change -5.4 0.3 3 2.6 1.2 0.5 3.4 3.1 3 3.2 3.1 3.3 Unemployment rate (%) 5.2 5 4.1 3.1 2.9 2.9 4.6 4.2 1 3.1 6.5 3.6 Personal income growth (%) 2.3 -2.5 5.8 6.3 4.9 4 849 854 863 873 879 885 Population (ths) 892 898 904 909 914 919 1.5 0.4 4.5 5.8 1.2 1.4 Net migration (ths) 2.5 1.9 1.4 1.2 1.2 1.4 2,798 2,868 3,195 3,386 2,985 3,127 Single-family permits (#) 3,293 4,640 5,544 5,296 5,141 5,077 1,924 1,614 2,491 2,021 1,978 1,288 Multifamily permits (#) 2,285 3,420 3,480 2,912 2,802 2,724 316 330 345 364 384 403 FHFA house price (1980Q1=100) 413 399 408 430 441 450 3 2.8 2.6 2.6 2.5 2.6 Mortgage delinquency rate (%) 3.1 3.9 3.4 2.8 2.7 2.7 39.4 39.6 37.6 40.6 38.4 37.8 New vehicle registrations (ths) 30.4 39.7 45.3 43.7 42.2 42.3 1,150 1,051 1,055 1,003 1,028 901 Personal bankruptcies (#) 1,148 1,603 1,252 1,224 1,371 1,444 Sources: Moody’s U.S. Précis® StateUpdated as of August 2020 Economic Drivers Strengths & Weaknesses Business Costs Vitality Summary of Key Indicators: South Dakota State GDP Overview Economic Growth Business Cycle Status RECOVERY MID EXPANSION LATE EXPANSION AT RISKIN RECESSION Unemployment 0 2 4 6 8 10 12 14 16 O -1 9 D -1 9 F- 20 A -2 0 J- 20 A -2 0 O -2 0 SD U.S.

Washington U.S.=100% Best=1, Worst=51 U.S.=100% Highest=1, Lowest=51 0% 5% 10% 15% Agriculture Mining Utilities Construction Manufacturing Wholesale Retail Transportation Information Finance/Insurance Real Estate Professional Educational Health Arts Accommodation Other services Government WA GDP: Industry % Contribution WA US DEFENSEMANUFACT.HIGH-TECH Gross State Product WA 2013-2018 CAGR 4.52% 2019-2024 CAGR 4.18% Strengths • Fast-growing software and IT industries. • Top-ranked public university that drives exceptionally high educational attainment. • Low costs relative to Silicon Valley and deep pool of engineering talent. Weakness • Shrinking aerospace industry hampers growth in mid-wage jobs. • Large agriculture industry is exposed to commodity prices. Relative 123% Rank 2 Index 95% Rank 37 Page 59 2014 2015 2016 2017 2018 2019 Indicators 2020 2021 2022 2023 2024 2025 425.8 444.3 459.8 483.8 511.7 531.2 Gross state product (C12$ bil) 501.2 511.5 551.7 582.1 600.6 615.1 3,058 3,145 3,242 3,321 3,401 3,470 Total employment (ths) 3,244 3,265 3,406 3,533 3,592 3,619 2.5 2.9 3.1 2.5 2.4 2 % change -6.5 0.7 4.3 3.7 1.7 0.7 6.1 5.6 5.3 4.7 4.5 4.3 Unemployment rate (%) 9.9 10 7.6 5.7 5.4 5.4 8 6.2 5.7 6.6 7.5 5.7 Personal income growth (%) 2.8 -1.3 8.1 8.5 6.4 5 7,055 7,164 7,295 7,423 7,524 7,615 Population (ths) 7,716 7,794 7,866 7,938 8,012 8,088 54.7 74 95.8 94.7 70.8 61.6 Net migration (ths) 70.2 45.3 40.2 40.6 44.2 47.5 17,905 19,797 22,463 23,115 23,676 23,300 Single-family permits (#) 21,286 26,884 35,909 37,508 36,205 35,624 15,993 20,577 21,614 22,679 24,070 25,124 Multifamily permits (#) 20,301 18,753 22,405 22,868 22,216 21,116 427 462 510 566 625 660 FHFA house price (1980Q1=100) 686 687 706 744 781 832 4.1 3.2 2.7 2.5 2.2 2.1 Mortgage delinquency rate (%) 2.8 3.9 3.6 3 2.8 2.7 264.3 285.9 302.7 308.8 303 292.4 New vehicle registrations (ths) 235.8 278 320.1 323.9 317.6 316.8 20,814 17,973 15,961 14,355 13,032 12,170 Personal bankruptcies (#) 15,959 22,024 17,506 17,085 19,055 20,019 Sources: Moody’s U.S. Précis® StateUpdated as of August 2020 Economic Drivers Strengths & Weaknesses Business Costs Vitality Summary of Key Indicators: Washington State GDP Overview Economic Growth Business Cycle Status RECOVERY MID EXPANSION LATE EXPANSION AT RISKIN RECESSION 0 2 4 6 8 10 12 14 16 18 O -1 9 D -1 9 F- 20 A -2 0 J- 20 A -2 0 O -2 0 WA U.S. Unemployment

Wyoming U.S.=100% Best=1, Worst=51 U.S.=100% Highest=1, Lowest=51 0% 5% 10% 15% 20% 25% Agriculture Mining Utilities Construction Manufacturing Wholesale Retail Transportation Information Finance/Insurance Real Estate Professional Educational Health Arts Accommodation Other services Government WY GDP: Industry % Contribution WY US ENERGY & RESOURCES AGRICULTURE DEFENSE Gross State Product WY 2013-2018 CAGR 0.31% 2019-2024 CAGR 3.27% Strengths • Abundant natural energy resources. • National parks, a magnet for domestic and international tourism. • Low business costs relative to the region. Weaknesses • Low industrial diversity, high employment concentration in volatile energy industry. • Below-average educational attainment. • Net negative migration. • High rental vacancy rate. Relative 62% Rank 50 Index 100% Rank 25 Sources: Moody’s U.S. Précis® StatePage 60 2014 2015 2016 2017 2018 2019 Indicators 2020 2021 2022 2023 2024 2025 38.7 39.7 38.1 38 38 39.3 Gross state product (C12$ bil) 37.2 38.3 40.5 42.1 43.1 43.7 298 297 286 284 286 290 Total employment (ths) 273 272 281 288 291 292 1.5 -0.5 -3.7 -0.8 0.9 1.4 % change -5.8 -0.3 3.2 2.4 1.1 0.5 4.1 4.3 5.3 4.2 3.9 3.6 Unemployment rate (%) 6.6 7.2 5.6 4.1 3.9 4 7.3 1.2 -4.6 2.3 6.8 5.1 Personal income growth (%) 2.7 -3.4 4.6 4.8 4 3.4 583 586 584 579 578 579 Population (ths) 580 584 587 589 592 594 -2.8 0.1 -4.2 -7.7 -3.3 -0.5 Net migration (ths) -0.4 1.2 1.3 0.5 0.4 0.9 1,614 1,681 1,549 1,464 1,533 1,521 Single-family permits (#) 1,578 2,141 2,700 2,740 2,637 2,558 287 222 178 462 279 187 Multifamily permits (#) 292 243 290 282 265 237 281 292 299 303 316 330 FHFA house price (1980Q1=100) 345 345 353 372 386 401 4 3.7 4 3.9 3.5 3.3 Mortgage delinquency rate (%) 4 5.2 4.7 3.9 3.7 3.7 28.6 27.1 23.6 25.7 26.4 25.9 New vehicle registrations (ths) 24.5 30.4 34.6 34.1 33.2 33.2 912 844 952 986 976 821 Personal bankruptcies (#) 1,067 1,526 1,167 1,123 1,256 1,315 Updated as of August 2020 Economic Drivers Strengths & Weaknesses Business Costs Vitality Summary of Key Indicators: Wyoming State GDP Overview Economic Growth Business Cycle Status RECOVERY MID EXPANSION LATE EXPANSION AT RISKIN RECESSION 0 2 4 6 8 10 12 14 16 O -1 9 D -1 9 F- 20 A -2 0 J- 20 A -2 0 O -2 0 WY U.S. Unemployment